UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2008 (June 4, 2008)

VOYANT INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

Nevada	33-26531-LA	88-0241079
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

444 Castro Street

Suite 318

Mountain View, CA 94041

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (800) 710-6637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 7.01

Regulation FD Disclosure

On June 4, 2008 the Registrant will present the following Power Point presentation to its shareholders during its annual shareholders meeting. The presentation contains company information, corporate strategies and partner profiles. The presentation attached hereto as Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

Item 8.01

Other Events

On June 4, 2008 the Registrant will hold its annual shareholders meeting. The Registrant has also invited members of the general public to attend. Pre-registration for attendance to the meeting is requested but not required. Shareholders and others wishing to listen to the meeting can dial (866) 852-2121 for domestic callers or (416) 695-9745 for international callers, and enter the passcode is 3261040. The conference call also will be webcast at the following address: http://www.voyant.net/2008shareholdersmeeting.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Document

99.1	Presentation to shareholders on June 4, 2008
99.2	Voyant business profile dated May 30, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2008

VOYANT INTERNATIONAL CORPORATION

By:	/s/ DANA R. WALDMAN
Dana R. Waldman
Chief Executive Officer

Exhibit Index

Exhibit No.	Document

99.1	Presentation to shareholders on June 4, 2008
99.2	Voyant business profile dated May 30, 2008